Exhibit 32.2
CERTIFICATION PURSUANT TO RULE 13b — 14(b) OF THE SECURITIES
EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of National American University Holdings, Inc. (the “Company”) on Form 10-Q for the period ended August 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Ronald L. Shape, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald Shape
Ronald Shape, Ed. D.
Chief Financial Officer
October 7, 2011